UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21596

MUNDOVAL FUNDS
(Exact name of registrant as specified in charter)

     7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Address of principal executive offices) (Zip code)

Arthur Q. Johnson
Mundoval Funds
7855 Ivanhoe Avenue, #210, La Jolla, CA 92037
(Name and address of agent for service)

Registrant's telephone number, including area code: (858) 454-4837

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mundoval Fund

SEMI-ANNUAL REPORT
June 30, 2011

Mundoval Fund
Semi-Annual Report
June 30, 2011

Fellow Shareholders,

For the one year period ended June 30, 2011, the Mundoval Fund returned 24.15% versus 30.51% for the MSCI World Index and 30.69% for the S&P 500 Index. Since inception date on September 3, 2004, the annualized rate of return for the Mundoval Fund has been 5.58% versus 5.76% for the MSCI World Index and 4.58% for the S&P 500 Index.

Positive factors impacting investment performance for the Fund during the six month period ended June 30, 2011, included investments in credit & debit card company, MasterCard, international beverage giant, AmBev, and PC maker, Dell. The largest detractors from performance were Bank of America & Google. Both holdings remain in the Fund, as we have confidence in their ability to enhance shareholder value over the long term.

Diageo, CNInsure, Boston Scientific, Unilever, Illinois Toolworks and News Corporation were sold during the first half of the year because their prices reflected intrinsic business valuations. TJX Companies, Aegon, Munich RE Group, China Mobile and Diamond Offshore were purchased during the first half of the year because their prices were attractive relative to intrinsic business value.

The healthcare sector represents 25.21% of the holdings in the Fund, while the financial and information technology sectors represent 22.71% and 18.29% respectively. The Fund owns shares of common stock in 34 companies as of June 30, 2011.

It is interesting to note that since the beginning of the economic recession in December of 2007, net profit margins for the companies represented in the S&P 500 Index have continued to improve. In 2008, net profit margins were 5.88% and improved to 8.65% by the end of 2010. Net margins are expected to improve and exceed 10% by 2012. More importantly, those same companies are expected to report record net income in excess of $900 billion in 2011 and $1 trillion in 2012. Not only are companies more profitable in 2011 than they were in 2007, but they are significantly more attractive for investment than fixed income or bond alternatives. At 13 times 2011 earnings, which inverts to a 7.69% earnings yield, common stocks, as measured by the S&P 500 Index provide more than twice the interest rate (3%) by investing in a 10 year US Treasury bond and five times the interest rate (1.5%) by investing in a 5 year US Treasury bond.

In a world that tends to focus more and more on daily stock market fluctuations and short term prognostications, we are fortunate to ignore the crowd and base our investment decisions on fundamental investment principles rather than speculation. When my previous employer, Charles Brandes, was asked by a financial journalist, "Why don't you employ an economist on staff at your firm," he responded, "We don't invest in the economy, we invest in businesses." Prices of common stocks eventually reflect the economic fundamentals of the businesses that they represent. As a result, price is what we pay and value is what we eventually get.

Thank you for your continued support and confidence.

Arthur Q. Johnson, CFA
Portfolio Manager

2011 Semi-Annual Report 1

Mundoval Fund (Unaudited)

                                                     Mundoval Fund
                       by Industry Sectors (as a percentage of Net Assets)

                 * Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION (Unaudited)

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED JUNE 30, 2011.

June 30, 2011 NAV $12.13

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Mundoval Fund	24.15%	1.71%	3.25%	5.58%
MSCI World Index(B)	30.51%	0.47%	2.28%	5.76%

(A) 1 Year, 3 Years, 5 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Mundoval Fund was September 3, 2004.

(B)The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in twenty-three countries in Europe, Australia, Asia, the Far East and North America.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-2877.

2011 Semi-Annual Report 2

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     A.Q. Johnson & Co., Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (1-800-595-2877) or by visiting the Fund’s website at www.mundoval.com. This information is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number (1-800-595-2877). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing expenses consisting soley of management fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on January 1, 2011 and held through June 30, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2011
	January 1, 2011	June 30, 2011	to June 30, 2011

Actual	$1,000.00	$1,062.17	$7.67

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2011).

2011 Semi-Annual Report 3

Mundoval Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Beverages
12,500	Companhia de Bebidas Das Americas **	$ 421,625	3.37%
Biological Products (No Diagnostic Substances)
10,500	Gilead Sciences Inc. *	434,805	3.48%
Commercial Banks, NEC
32,000	Banco Santander, S.A. **	368,320	2.94%
Computer Communications Equipment
21,500	Cisco Systems Inc. *	335,615	2.68%
Computer Storage Devices
13,000	Western Digital Corp. *	472,940	3.78%
Drilling Oil & Gas Wells
5,000	Diamond Offshore Drilling Inc.	352,050	2.81%
Electronic & Other Electrical Equipment (No Computer Equipment)
19,000	General Electric Co.	358,340	2.86%
Electronic Computers
17,000	Dell Inc. *	283,390	2.27%
Fire, Marine & Casualty Insurance
9,000	The Allstate Corporation	274,770
6,000	The Travelers Companies, Inc.	350,280
		625,050	5.00%
Hospital & Medical Service Plans
6,000	WellPoint Inc. *	472,620	3.78%
Insurance - Diversified
18,000	Muenchener Rueckversicherungs-Gesellschaft AG * **	275,940	2.21%
Life Insurance
40,000	Aegon NV * **	272,000
27,852	ING Groep NV * **	344,529
		616,529	4.93%
National Commercial Banks
32,000	Bank of America Corporation	350,720
12,000	US Bancorp	306,120
		656,840	5.25%
Petroleum Refining
5,000	Exxon Mobil Corp.	406,900	3.25%
Pharmaceutical Preparations
8,000	AstraZeneca plc **	400,560
8,000	GlaxoSmithKline plc **	343,200
5,000	Johnson & Johnson	332,600
5,500	Novartis AG **	336,105
20,000	Pfizer Inc.	412,000
10,500	Sanofi-Aventis **	421,785
		2,246,250	17.95%
Retail - Family Clothing Stores
7,500	The TJX Companies, Inc.	393,975	3.15%
Savings Institution, Federally Chartered
6,000	HSBC Holdings plc **	297,720	2.38%
Services - Business Services, NEC
1,500	Mastercard Incorporated	452,010	3.61%
Services - Computer Programming, Data Processing, Etc.
700	Google Inc. Class A *	354,466	2.83%
Services - Educational
10,000	Apollo Group Inc. Class A *	436,800	3.49%

*Non-Income Producing Securities. **ADR - American Depositary Receipt. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 4

Mundoval Fund

		Schedule of Investments
		June 30, 2011 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Motion Picture & Video
10,000	Time Warner Inc.	$ 363,700	2.91%
Services - Prepackaged Software
15,000	Microsoft Corp.	390,000	3.12%
Telecommunications
7,000	America Movil S.A.B. de C.V. **	377,160
15,000	Telefonica SA **	367,350
		744,510	5.95%
Telephone Communications
6,000	China Mobile Limited **	280,680
15,000	France Telecom **	319,350
		600,030	4.80%
Total for Common Stock (Cost - $11,855,130)		12,360,425	98.80%
Money Market Funds
137,846	First American Treasury Obligation Fund Cl Y 0.00% ***	$ 137,846	1.10%
	(Cost - $137,846)
	Total Investments	12,498,271	99.90%
	(Cost - $11,992,976)
	Other Assets in Excess of Liabilities	13,105	0.10%
	Net Assets	$ 12,511,376	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY (Unaudited)
		% of Investment
	Fair Value	Securities
Brazil	$ 421,625	3.41%
China	280,680	2.27%
France	741,135	6.00%
Germany	275,940	2.23%
Mexico	377,160	3.05%
Netherlands	616,529	4.99%
Spain	735,670	5.95%
Switzerland	336,105	2.72%
United Kingdom	1,041,480	8.43%
United States	7,534,101	60.95%
	$ 12,360,425	100.00%

**ADR - American Depositary Receipt. *** Variable Rate Security; the Yield Rate shown represents the rate at June 30, 2011. The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 5

Mundoval Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2011

Assets:
Investment Securities at Fair Value	$ 12,498,271
(Cost - $11,992,976)
Dividend Receivable	28,051
Total Assets	12,526,322
Liabilities:
Payable to Adviser	14,946
Total Liabilities	14,946
Net Assets	$ 12,511,376

Net Assets Consist of:
Capital Paid In	$ 11,580,552
Accumulated Undistributed Net Investment Income	83,920
Accumulated Undistributed Realized Gain on Investments - Net	341,609
Unrealized Appreciation in Value of Investments
Based on Identified Cost - Net	505,295
Net Assets, for 1,031,158 Shares Outstanding	$ 12,511,376
(Without par value, unlimited shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($12,511,376/1,031,158 shares)	$ 12.13

Statement of Operations (Unaudited)
For the six month period ended June 30, 2011

Investment Income:
Dividends (Net of foreign withholding taxes and fees of $11,057)	$ 173,741
Interest	8
Total Investment Income	173,749
Expenses:
Management Fees	90,579
Total Expenses	90,579

Net Investment Income	83,170

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	277,396
Change in Unrealized Appreciation on Investments	372,348
Net Realized and Unrealized Gain on Investments	649,744

Net Increase (Decrease) in Net Assets from Operations	$ 732,914

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 6

Mundoval Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2011	1/1/2010
	to	to
	6/30/2011	12/31/2010
From Operations:
Net Investment Income	$ 83,170	$ 75,456
Net Realized Gain (Loss) on Investments	277,396	70,534
Change in Net Unrealized Appreciation (Depreciation)	372,348	237,596
Increase (Decrease) in Net Assets from Operations	732,914	383,586
From Distributions to Shareholders:
Net Investment Income	-	(82,107)
Net Realized Gain from Security Transactions	-	-
Change in Net Assets from Distributions	-	(82,107)
From Capital Share Transactions:
Proceeds From Sale of Shares	466,099	1,566,570
Shares Issued on Reinvestment of Dividends	-	82,107
Cost of Shares Redeemed	(289,098)	(132,906)
Net Increase (Decrease) from Shareholder Activity	177,001	1,515,771

Net Increase (Decrease) in Net Assets	909,915	1,817,250

Net Assets at Beginning of Period	11,601,461	9,784,211
Net Assets at End of Period
(Including Accumulated Undistributed Net Investment	$ 12,511,376	$ 11,601,461
Income of $83,920 and $750, respectively)

Share Transactions:
Issued	39,145	146,089
Reinvested	-	7,183
Redeemed	(24,108)	(12,162)
Net Increase (Decrease) in Shares	15,037	141,110
Shares Outstanding Beginning of Period	1,016,121	875,011
Shares Outstanding End of Period	1,031,158	1,016,121

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2011		1/1/2010	1/1/2009	1/1/2008	9/1/2007(a)	9/1/2006	9/1/2005
	to		to	to	to	to	to	to
	6/30/2011		12/31/2010	12/31/2009	12/31/2008	12/31/2007	8/31/2007	8/31/2006
Net Asset Value -
Beginning of Period	$ 11.42		$ 11.18	$ 8.45	$ 13.37	$ 15.12	$ 12.91	$ 11.04
Net Investment Income *****	0.08		0.08	0.14	0.21	0.05	0.16	0.11
Net Gain (Loss) on Securities
(Realized and Unrealized)	0.63		0.24	2.72	(4.92)	(0.20)	2.25	1.84
Total from Investment Operations	0.71		0.32	2.86	(4.71)	(0.15)	2.41	1.95

Distributions (From Net Investment Income)	-		(0.08)	(0.13)	(0.21)	(0.18)	(0.08)	(0.08)
Distributions (From Realized Capital Gains)	-		-	-	(b)	(1.42)	(0.12)	-
Total Distributions	-		(0.08)	(0.13)	(0.21)	(1.60)	(0.20)	(0.08)

Net Asset Value -
End of Period	$ 12.13		$ 11.42	$ 11.18	$ 8.45	$ 13.37	$ 15.12	$ 12.91
Total Return ****	6.22%	***	2.87%	33.85%	(35.15)%	(1.09)% ***	18.81%	17.70%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 12,511		$ 11,601	$ 9,784	$ 7,166	$ 11,732	$ 13,482	$ 7,573
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%	1.50%	1.50% **	1.50%	1.50%
Ratio of Net Investment Income to
Average Net Assets	1.38%	**	0.73%	1.51%	1.83%	0.91% **	1.15%	0.93%
Portfolio Turnover Rate	15.11%	***	33.48%	14.62%	30.10%	3.86% ***	25.49%	26.46%

** Annualized. *** Not Annualized.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.
***** Per share amounts were calculated using the average shares method.
(a) Effective September 1, 2007, the Fund’s Board of Trustees elected to change the Fund’s fiscal year end to
December 31.
(b)Per share amount less than $0.005.

The accompanying notes are an integral part of these financial statements.

2011 Semi-Annual Report 7

NOTES TO THE FINANCIAL STATEMENTS
MUNDOVAL FUND
June 30, 2011
(Unaudited)

1.) ORGANIZATION
Mundoval Fund (the "Fund") is a non-diversified series of the Mundoval Funds (the "Trust"), an open-end management investment company. The Trust was organized in Ohio as a business trust on March 24, 2004 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on September 3, 2004. The Fund's investment objective is long-term capital appreciation. Effective September 1, 2007, the Fund’s Board of Trustees (the “Board”) elected to change the Fund’s fiscal year end to December 31.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and California tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. During the six month period ended June 30, 2011, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

2011 Semi-Annual Report 8

Notes to the Financial Statements (Unaudited) - continued

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2011 Semi-Annual Report 9

Notes to the Financial Statements (Unaudited) - continued

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 12,360,425	$0	$0	$ 12,360,425
Money Market Funds	137,846	0	0	137,846
Total	$ 12,498,271	$0	$0	$ 12,498,271

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2011. There were no transfers into or out of level 1 or level 2 during the six month period ended June 30, 2011. It is the Fund’s policy to consider transfers into or out of level 1 and level 2 as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with A.Q. Johnson & Co., Inc. (the “Adviser”). Under the terms of the Management Agreement the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund with the exception of taxes, brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services, the Adviser receives an annual investment management fee payable monthly from the Fund of 1.50% of the average daily net assets of the Fund. As a result of the above calculation, for the six month period ended June 30, 2011 the Adviser earned management fees totaling $90,579, of which $14,946 was payable to the Adviser as of June 30, 2011.

Arthur Q. Johnson is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

5.) RELATED PARTY TRANSACTIONS
The Trustees who are not interested persons of the Fund were paid $500 each in Trustees fees by the Adviser for the six month period ended June 30, 2011. Under the Management Agreement, the Adviser pays these fees.

6.) INVESTMENTS
For the six month period ended June 30, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $2,041,518 and $1,829,461, respectively. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes, the cost of investments owned at June 30, 2011 was $11,992,976. At June 30, 2011, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$1,540,920	($1,035,625)	$505,295

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2011, Ameritrade, Inc. held for the benefit of others, in aggregate, 49.14% of the Fund, and therefore may be deemed to control the Fund.

8.) CAPITAL SHARES
At June 30, 2011 an unlimited number of shares of beneficial interest were authorized. 1,031,158 shares were issued and outstanding and paid in capital was $11,580,552.

9.) DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the periods shown below were as follows:

2011 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

Distributions paid from:
	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010

Ordinary Income .	$-0-	$82,107
Short-Term Capital Gain	-0-	-0-
Long-Term Capital Gain	-0-	-0-
	$-0-	$82,107

As of December 31, 2010, the Fund’s most recent fiscal year end, there were no differences between book basis and tax basis unrealized appreciation/(depreciation).

2011 Semi-Annual Report 11

ADDITIONAL INFORMATION
June 30, 2011
(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On February 10, 2011, the Board of Trustees (the “Trustees” or the “Board”) for the Mundoval Fund met to consider the renewal of the Management Agreement (the "Agreement"). In renewing the Agreement, the Board of Trustees considered and evaluated the following factors: (i) the investment performance of the Fund and the investment adviser (the “Adviser”); (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Board met with the Adviser to discuss the terms of the Agreement. The Board reviewed the history of the Adviser, including background and investment management experience, as well as the Fund's performance for the last fiscal year, important factors relating to the Fund's performance, the Adviser's investment and research strategy, the Adviser's strength, and expected expenses and revenue from the Fund.

The Board gave careful consideration to factors deemed relevant to the Trust and the Fund as well as the nature, extent and quality of the services to be provided by the Adviser and the performance of the Fund since commencement of operations. The Trustees analyzed the Adviser's experience and the capabilities of the portfolio manager. The Trustees reviewed and discussed the Adviser's Form ADV, internal compliance policies and financials. The Trustees also compared the Fund's management fee and total annual operating expenses with those of comparable funds.

As to the performance of the Fund, the materials from the Adviser included information regarding the Fund's performance compared to a peer group of 35 similar funds. The Trustees noted that the Fund performed within the range of its peers. It was noted that the Mundoval Fund was up 2.87% for the 1 year period ended December 31, 2010 compared to 11.33% for the peer group and 11.76% for the MSCI World Index. Since inception, the Mundoval Fund returned an average of 5.03% compared to 5.36% for the MSCI World Index. The Adviser stated that the Fund had underperformed the MSCI World index for the 1 year period, but outperformed the MSCI World Index for the 3 and 5 year periods. Additionally, the Adviser stated that the Fund underperformed its peer group for the 1 and 5 year periods, but outperformed its peer group for the 3 year period. The Adviser further explained that the underperformance during short-term was related to several sectors that underperformed, and the fact that low quality stocks have rebounded better than higher quality since the 2008 market sell off. The Adviser further stated that the companies it buys for the Fund typically perform well over the long-term. The Trustees then reviewed the performance of other accounts managed by the Adviser with a comparable mandate.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser summarized the information provided to the Board. The Trustees discussed the Adviser's financial condition, the portfolio manager's background and investment management experience. The Board noted that there were no changes in the personnel managing the Fund or in the business or organization of the Adviser. The representatives of the Adviser reviewed and discussed with the Board the Adviser's ADV and the 17j-1 certifications. The Adviser also discussed the its financial stability.

As to the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, it was noted that the Adviser is paying substantially all operating expenses of the Fund and that the Adviser's relationship with the Fund has resulted in a slight profit to the Adviser. The Adviser also stated that in addition to advisory services, it also provides the Fund with officers, including the CCO, marketing support and office space.

Turning to the level of the management fee, the Trustees were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data and drawn from the Fund’s peer group. Included in the comparison were funds with similar asset ranges. It was noted that while the Adviser's management fee was one of the higher in the peer group, the Adviser is responsible under the Agreement for paying all but a very small fraction of the Fund's expenses out of the management fee. The Trustees also noted that the Fund's current expense ratio of 1.50% was less than the average expense ratio of 1.84% for the peer group. Finally, the Trustees reviewed information regarding fees charged by the Adviser for separate accounts. The Board noted that the Adviser is paid 1.00% for separate accounts management, but does not provide the same comprehensive level of services to separate accounts as is provided to the Fund. Furthermore, the Board noted that the effective management fee rate after the Adviser pays

2011 Semi-Annual Report 12

Additional Information (Unaudited) - continued

expenses for the Fund is substantially less than the peer group average of 0.82% . Having considered the comparative data as described above, the Trustees concluded that the management fee and expense ratio were reasonable.

As for potential economies of scale, the Trustees discussed and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the Adviser represented to the Board that the Adviser would consider including breakpoints in the management fee as the Fund grows, thereby benefiting shareholders.

Next, the independent Trustees met in executive session to discuss the continuation of the Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the relative performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that the fees in the Agreement were reasonable and that the Adviser was slightly profitable. The Trustees agreed that economics of scale would not be a material consideration until the Fund is substantially larger. It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund.

2011 Semi-Annual Report 13

Board of Trustees
William W. Eigner
Arthur Q. Johnson
David B. Marino
Greg S. Young

Investment Adviser
A.Q. Johnson & Co., Inc.
7855 Ivanhoe Ave., Ste. 210
La Jolla, CA 92037

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Hts., OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Mundoval
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mundoval Funds

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: Aug. 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Arthur Q. Johnson Arthur Q. Johnson President

Date: Aug. 26, 2011

By: /s/Arthur Q. Johnson Arthur Q. Johnson Chief Financial Officer

Date: Aug. 26, 2011